SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported):  January  28,  2005



                          ELECTRONIC CLEARING HOUSE, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                    0-15245                93-0946274
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                       Identification No.)


730 Paseo Camarillo, Camarillo, California                   93010
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (800) 233-0406



--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 28, 2005, Electronic Clearing House, Inc. issued a press release providing an update regarding its anticipated fiscal year 2005 expenses in connection with both compliance under Section 404 of the Sarbanes-Oxley Act and various legal matters. A copy of the press release is being furnished as Exhibit
99.1  to  this  report  and  is  incorporated  herein  by  reference.

     The  information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits

99.1 Press Release dated January 28, 2005, providing an update regarding anticipated fiscal year 2005 expenses.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                              ELECTRONIC  CLEARING  HOUSE,  INC.
                                                   (Registrant)



                                              By:  /s/  Alice  Cheung
                                                   ------------------
                                               Alice  L.  Cheung,  Treasurer  &
                                               Chief  Financial  Officer



Dated:  January  31,  2005

                                  EXHIBIT INDEX




EXHIBIT
NUMBER          DESCRIPTION  OF  DOCUMENT
------          -------------------------


99.1 Press Release dated January 28, 2005, providing an update regarding anticipated fiscal year 2005 expenses.

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